U.S. GLOBAL ACCOLADE FUNDS

                                 MEGATRENDS FUND

                        FEBRUARY 24, 1997, SUPPLEMENT TO
                        PROSPECTUS DATED OCTOBER 15, 1996


                                   NAME CHANGE

To symbolize more exactly our funds' participation in world wide economies, Accolade Funds has changed its name to U.S. GLOBAL ACCOLADE FUNDS.

We will continue our tradition of excellent service and maxi mum earnings for our shareholders. THE FUNDS THEMSELVES WILL NOT CHANGE INVESTMENT OBJECTIVES, PORTFOLIO MANAGERS OR NAME -- the name of the trust, however, now illustrates our best qualities and potential for profit.